Exhibit 24

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Morton A. Plawner and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of PSEG Power LLC ("Power"), PSEG Fossil LLC, PSEG Nuclear LLC and/or PSEG Energy Resources & Trade LLC (together, the "Registrants") to sign the Registration Statement on Form S-4 to be filed by the Registrants with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of $500,000,000 aggregate principal amount of Power's 67/8% Senior Notes due 2006, $800,000,000 aggregate principal amount of Power's 73/4% Senior Notes due 2011 and $500,000,000 aggregate principal amount of Power's 85/8% Senior Notes due 2031, and any and all amendments of such Registration Statement.

      IN WITNESS WHEREOF, each of the undersigned has executed this instrument, this 10th day of September, 2001.

           /s/ E. James Ferland                      /s/ Frank Cassidy
         -------------------------              ----------------------------
             E. James Ferland                          Frank Cassidy




           /s/ Harold W. Keiser                   /s/ Steven R. Teitelman
         -------------------------              ----------------------------
             Harold W. Keiser                         Steven R. Teitelman




           /s/ Patricia A. Rado                     /s/ Thomas R. Smith
         -------------------------              ----------------------------
             Patricia A. Rado                           Thomas R. Smith




                                                  /s/ Robert J. Dougherty, Jr.
                                                ----------------------------
                                                      Robert J. Dougherty, Jr.




           /s/ R. Edwin Selover                   /s/ Michael J. Thomson
         -------------------------              ----------------------------
             R. Edwin Selover                        Michael J. Thomson




           /s/ Robert C. Murray                    /s/ Thomas M. O'Flynn
         -------------------------              ----------------------------
             Robert C. Murray                         Thomas M. O'Flynn